EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amendment No. 1 to the quarterly report of Giga-tronics Incorporated (the "Company") on Form 10-Q/A for the period ending December 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Frank D. Romejko, Vice President of Finance/Chief Financial Officer (Acting) of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	06/19/2012
/s/ FRANK D. ROMEJKO
Frank D. Romejko
Vice President of Finance/
Chief Financial Officer (Acting)